IN ACCORDANCE WITH RULE 202 OF REGULATION S-T,
                 THESE COMPUTATIONAL MATERIALS ARE BEING FILED
             IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION; AND IN ACCORDANCE WITH RULE 311(g) OF REGULATION S-T,
            THESE COMPUTATIONAL MATERIALS ARE BEING FILED IN PAPER.

                                  EXHIBIT 99



                            COMPUTATIONAL MATERIALS

                                      for

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         Commercial Mortgage Pass-Through Certificates, Series 1998-C2